Exhibit 10.29.1
Documentary stamp taxes on the assumption of the note and mortgage effectuated hereby are being paid at the time of the recording, on or about the date hereof, of that certain Memorandum of Assumption Agreement in the public records of Pinellas County, Florida. Non-recurring intangibles taxes were paid at the time of the recording of that certain Amended and Restated Leasehold Mortgage, Security Agreement and Fixture filing in Official Records Book 15735, Page 1851 in the public records of Pinellas County, Florida; therefore, no additional intangibles taxes are due hereon.
ASSUMPTION AGREEMENT
     This Assumption Agreement (“Agreement”) is made this 14th day of December, 2007, by GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation (together with its successors and assigns “Lender”), WSRH VSP, L.P., a Delaware limited partnership (“Borrower”), FELCOR ST. PETE (SPE), L.L.C., a Delaware limited liability company (“Hotel Owner”), and FELCOR ST. PETE LEASING (SPE), L.L.C., a Delaware limited liability company (“Hotel Operator”).
RECITALS
A.	Lender made a loan to Borrower in the original principal amount of EIGHTY-NINE MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100THS DOLLARS ($89,250,000.00) (“Loan”), under the terms and provisions set forth in the following loan documents, all of which are dated as of April 9, 2007, unless otherwise noted:
1.	Amended and Restated Promissory Note (“Original Note”) in the original principal amount of the Loan, made by Borrower and payable to Lender;

2.	Amended and Restated Leasehold Mortgage and Security Agreement (“Original Security Instrument”), executed by Borrower for the benefit of Lender, as mortgagee, which secures the Original Note and other obligations of Borrower and which was recorded on April 11, 2007, in O.R. book 15735, Page 1851, in Pinellas County, Florida. The leasehold estate of Borrower in the land, Borrower’s interest in the improvements and other real property which are subject to the Original Security Instrument are hereinafter referred to as the “Property” and the equipment, machinery and other personal property which are subject to the Original Security Instrument are hereinafter referred to as the “Collateral”;

3.	Amended and Restated Assignment of Leases and Rents (“Original Assignment of Rents”), executed by Borrower, for the benefit of Lender, which was recorded on April 11, 2007, in O.R. Book 15735, Page 1892, in Pinellas County, Florida;

4.	Amended and Restated Loan Agreement (“Original Loan Agreement”) executed by Borrower and Lender;

5.	Cash Management Agreement (“Original Cash Management Agreement”) executed by Borrower and Lender;

6.	Collateral Assignment of Interest Rate Cap Agreement (“Original Collateral Assignment of Interest Rate Cap Agreement”) executed by Borrower and Lender, and acknowledged by Natixis Financial Products, Inc.;

7.	Environmental Indemnity Agreement (“Original Environmental Indemnity”) executed by Borrower in favor of Lender;

8.	Operations and Maintenance Agreement (“Original O & M Agreement”) executed by Borrower in favor of Lender;

9.	Subordination, Non-Disturbance and Attornment Agreement (“Original SNDA”) by and among Borrower, Lender and Renaissance Hotel Management Company, LLC, a Delaware limited liability company (“Manager”);

10.	Uniform Commercial Code — Financing Statement – Form UCC-1 naming Borrower as debtor and Lender as secured party (filed with the Delaware Secretary of State); and

11.	Uniform Commercial Code — Financing Statement – Form UCC-1 naming Borrower as debtor and Lender as secured party (recorded in the Official Records of Pinellas County, Florida).
The above documents and any other “Loan Documents” (as defined in the Original Loan Agreement, including, in each case, any prior amendments thereto), are hereinafter collectively defined as the “Original Loan Documents”.

B.	As of December , 2007:
1.	The principal balance outstanding under the Note was EIGHTY-NINE MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100THS DOLLARS ($89,250,000.00);

2.	Accrued interest on the Note has been paid through November 30, 2007;

3.	Accrued but unpaid interest on the Note was Two Hundred Thirty-Six Thousand Sixteen and 62/100ths Dollars ($236,016.62);

4.	The balance of the Debt Service Reserve Account (as defined in the Original Loan Agreement) is $88.55;

5.	The balance of the Required Repair Account (as defined in the Original Loan Agreement) is $100,527.88

6.	The balance of the Ground Rent Deposit (as defined in the Original Loan Agreement) is $134,086.36;
C.	Contemporaneously with the execution and delivery of this Agreement, Borrower has sold and conveyed the Property and the Collateral to Hotel Owner.

D.	Contemporaneously with the execution and delivery of this Agreement, Hotel Owner has leased the Property to Hotel Operator.

E.	Contemporaneously with the execution and delivery of this Agreement, in connection with Hotel Owner’s purchase of the Property and the Collateral from Borrower, Hotel Owner and Hotel Operator have entered into the following documents, each dated as of the date hereof:
1.	Second Amended and Restated Promissory Note (“Note”) in the original principal amount of the Loan, made by Hotel Owner and Hotel Operator and payable to Lender;

2.	Second Amended and Restated Leasehold Mortgage, Security Agreement and Fixture Filing (“Security Instrument”), executed by Hotel Owner and Hotel Operator, as mortgagors, for the benefit of Lender, as mortgagee, which secures the Note and other obligations of Hotel Owner and Hotel Operator, and which will be recorded in the Official Records of Pinellas County, Florida. The Property and Collateral that are subject to the Original Security Instrument are also subject to the Security Instrument;

3.	Second Amended and Restated Assignment of Leases and Rents (“Assignment of Rents”), executed by Hotel Owner and Hotel Operator, for the benefit of Lender, which will be recorded in the Official Records of Pinellas County, Florida;

4.	Second Amended and Restated Loan Agreement (“Loan Agreement”) executed by Hotel Owner, Hotel Operator and Lender;

5.	Amended and Restated Cash Management Agreement (“Cash Management Agreement”) executed by Hotel Owner, Hotel Operator and Lender;

6.	Amended and Restated Collateral Assignment of Interest Rate Cap Agreement (“Collateral Assignment of Interest Rate Cap Agreement”) executed by Hotel Owner, Hotel Operator and Lender, and acknowledged by Natixis Financial Products, Inc.;

7.	Amended and Restated Environmental Indemnity Agreement (“Environmental Indemnity”) executed by Hotel Owner and Hotel Operator in favor of Lender;

8.	Amended and Restated Operations and Maintenance Agreement (“O & M Agreement”) executed by Hotel Owner and Hotel Operator in favor of Lender;

9.	Amended and Restated Subordination, Non-Disturbance and Attornment Agreement (“SNDA”) by and among Hotel Owner, Hotel Operator, Lender and Manager;

10.	Operating Lease Subordination Agreement; Acknowledgment of Lease Assignment, Estoppel and Attornment by and among Hotel Owner, Hotel Operator and Lender;

11.	Uniform Commercial Code — Financing Statement – Form UCC-1 naming Hotel Owner as debtor and Lender as secured party (which will be filed with the Delaware Secretary of State);

12.	Uniform Commercial Code — Financing Statement – Form UCC-1 naming Hotel Operator as debtor and Lender as secured party (which will be filed with the Delaware Secretary of State);

13.	Uniform Commercial Code — Financing Statement – Form UCC-1 naming Hotel Owner as debtor and Lender as secured party (which will be recorded in the Official Records of Pinellas County, Florida); and

14.	Uniform Commercial Code — Financing Statement – Form UCC-1 naming Hotel Operator as debtor and Lender as secured party (which will be recorded in the Official Records of Pinellas County, Florida).
The above documents and any other Loan Documents (as defined in the Loan Agreement, including, in each case, any prior amendments thereto, together with this Agreement are hereinafter collectively defined as the “Loan Documents”.
NOW THEREFORE, FOR VALUABLE CONSIDERATION, including, without limitation, the mutual covenants and promises contained herein, the parties agree as follows:
1.	Incorporation. The foregoing recitals are incorporated herein by this reference.

2.	Conditions Precedent. The following are conditions precedent to Lender’s obligations under this Agreement:
a.	The irrevocable commitment of First American Title Insurance Company (“Title Company”) to issue a 1992 (WITHOUT AMENDMENT OR REVISION) ALTA Loan Policy of Title Insurance in form and substance acceptable to Lender insuring Lender that the Security Instrument constitutes a first and prior lien upon the Property, subject only to those matters expressly approved by Lender in writing;

b.	Receipt and approval by Lender of: (i) the executed original of this Agreement; (ii) an executed original of a Memorandum of Assumption Agreement in the form attached hereto as Exhibit A and otherwise in form and substance acceptable to Lender (“Memorandum of Assumption Agreement”); and (iii) any other documents and agreements which are required pursuant to this Agreement, in form and content acceptable to Lender;

c.	Recordation in the Official Records of the County where the Property is located of the Memorandum of Assumption Agreement, together with such other documents and agreements, if any, required pursuant to this Agreement or which Lender has requested to be recorded or filed;

d.	Hotel Owner’s, Hotel Operator’s and Manager’s execution and delivery to Lender of the Loan Documents to which they are a party, in proper form for filing in the appropriate jurisdictions as determined by Lender;

e.	Delivery to Lender of such resolutions or certificates as Lender may require, in form and content acceptable to Lender, authorizing the assumption of the Loan and executed by the appropriate persons and/or entities on behalf of Hotel Owner and Hotel Operator;

f.	Delivery to Lender of such resolutions or certificates as Lender may require, in form and content acceptable to Lender, authorizing the sale of the Property, the Collateral and the Loan, and executed by the appropriate persons and/or entities on behalf of Borrower;

g.	No default shall have occurred and be continuing under the Original Loan Documents or the Loan Documents;

h.	The representations and warranties contained herein are true and correct;

i.	Receipt by Lender of a copy of Hotel Owner’s casualty insurance policy and comprehensive liability insurance policy with respect to the Property, each in form and amount satisfactory to Lender together with evidence that all other insurance required by the Loan Documents is in effect;

j.	Receipt by Lender of a copy of the ground lease assignments by which title to the Property will be conveyed to Hotel Owner (which ground lease assignments shall be recorded in the Official Records of Pinellas County, Florida on the date hereof), the bill of sale by which the personal property will be transferred, and the purchase and sale agreement documenting the sale of the Property to Hotel Owner;

k.	Receipt by Lender of an executed Form W-9 for Hotel Owner and Hotel Operator;

l.	Receipt by Lender of an operating lease by and between Hotel Owner and Hotel Operator, whereby Hotel Owner will lease the Property to Hotel Operator, in form and substance acceptable to Lender;

m.	Receipt by Lender of assignments of any parking management agreement, property management agreement, licenses and permits, to the extent assignable, all in form and substance satisfactory to Lender in Lender’s discretion;

n.	Lender shall have received from counsel satisfactory to Lender, legal opinions in form and substance satisfactory to Lender in Lender’s discretion. All such legal opinions will be addressed to Lender, dated as of the date hereof, and in form and substance satisfactory to Lender and Lender’s counsel;

o.	Receipt by Lender of organizational documents of Hotel Owner, Hotel Operator, and such direct and indirect owners of Hotel Owner and Hotel Operator as Lender may reasonably determine, all in form and substance satisfactory to Lender in Lender’s discretion;

p.	Execution and delivery to Lender of any other documents and agreements which are required pursuant to this Agreement, in form and content acceptable to Lender; and

q.	Reimbursement to Lender of Lender’s costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, escrow and recording fees, attorneys’ fees, appraisal, engineers’ and inspection fees and documentation costs and charges, whether such services are furnished by Lender’s employees, agents or independent contractors (collectively, the “Third Party Costs”), by Borrower, Hotel Owner and Hotel Operator.
3.	Effective Date. The effective date of this Agreement shall be the date the Memorandum of Assumption Agreement is recorded in the Official Records of the County where the Property is located (“Effective Date”).

4.	Assumption. Borrower hereby assigns to Hotel Owner and Hotel Operator the Debt (as defined in the Original Loan Documents) and the Original Loan Documents, and Hotel Owner and Hotel Operator hereby accept the foregoing assignments and hereby assume and agree to pay when due all sums due or to become due or owing under the Original Note, the Original Security Instrument and the other Original Loan Documents and shall hereafter faithfully perform all of Borrower’s obligations under and be bound by all of the provisions of the Loan Documents and assume all liabilities of Borrower under the Original Loan Documents as if Hotel Owner and Hotel Operator were original signatories thereto. The execution of this Agreement by Hotel Owner and Hotel Operator shall be deemed its execution of the Original Note, the Original Security Instrument and the other Original Loan Documents. Hotel Owner and Hotel Operator acknowledge and agree that any breach of any representations, warranties, covenants or other obligations by Borrower under the Original Loan Documents or this Agreement shall be deemed a breach of such representations, warranties, covenants or other obligations by Hotel Owner and Hotel Operator under the Loan Documents and shall constitute a default thereunder and hereunder, subject to any cure rights, if any, permitted therein. Notwithstanding any of the provisions in this Section to the contrary, this Section shall not limit, restrict, impair, terminate, revoke or otherwise affect any rights or remedies Hotel Owner or Hotel Operator may have against Borrower pursuant to that certain Sale and Purchase Agreement For Sale and Purchase of Renaissance Vinoy Hotel, dated as of November 8, 2007, by and between Borrower and FelCor Lodging Limited Partnership.

5.	No Release of Borrower. Lender hereby releases (on the Effective Date) Borrower from liability under the Original Loan Documents (but not this Agreement); provided, however, that the Borrower hereby acknowledges and agrees that Borrower is expressly not released from, and nothing contained herein is intended to limit, impair, terminate or revoke any of Borrower’s obligations with respect to any matters set forth in the Original Loan Documents to the extent the same arise out of or in connection with any act or omission occurring before the Effective Date (the “Retained Obligations”), and that such Retained Obligations shall continue in full force and effect in accordance with the terms and provisions thereof and hereof. Except as expressly provided in this Agreement or in the Original Loan Documents, Lender has not waived any right of Lender or obligation of Borrower under the Original Loan Documents, and, except as set forth in this Agreement or in the Loan Documents, Lender has not agreed to any modification or extension of any provision of any of the Original Loan Documents. The Retained Obligations shall not be discharged or reduced by any extension, amendment, renewal or modification to, the Original Note, the Original Security Instrument or any other Original Loan Documents, including, without limitation, changes to the terms of repayment thereof, modifications, extensions or renewals of repayment dates, releases or subordinations of security in whole or in part, changes in the interest rate or advances of additional funds by Lender in its discretion for purposes related to those set forth in the Original Loan Documents; provided further that nothing contained in this Agreement shall limit, restrict, impair, terminate or affect Borrower’s rights under Section 9.4 of the Original Loan Agreement.

From time to time without first requiring performance on the part of Hotel Owner or Hotel Operator, Lender may look to and require performance by Borrower of all obligations on the part of Borrower to be performed pursuant to any of the Original Loan Documents which obligations arose or accrued prior to the Effective Date. Except as set forth in the Original Loan Documents, Borrower waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest and notices of dishonor of all or any part of the indebtedness now existing or hereafter arising under the Original Loan Documents.

6.	Representations and Warranties.
a.	Assignment. Borrower, Hotel Owner and Hotel Operator each hereby represents and warrants to Lender that, concurrently with the execution and delivery of this Agreement, Borrower has transferred and assigned all of Borrower’s right, title and interest in and to:
i.	The Property, including but not limited to all reciprocal easement agreements, operating agreements, and declarations of conditions, covenants and restrictions related to the Property to Hotel Owner and the Collateral to Hotel Owner;

ii.	The Original Loan Documents to Hotel Owner and Hotel Operator;

iii.	All leases related to the Property or the Collateral to Hotel Owner;

iv.	All prepaid rents and security deposits, if any, held by Borrower in connection with leases of any part of the Property or the Collateral to Hotel Owner; and

v.	All funds, if any, deposited in impound accounts held by or for the benefit of Lender pursuant to the terms of the Original Loan Documents to Hotel Owner and Hotel Operator.
Borrower, Hotel Owner and Hotel Operator each hereby further represents and warrants to Lender, each as to themselves only, that no consent to the transfer of the Property and the Collateral to Hotel Owner and Hotel Operator is required under any agreement to which Borrower, Hotel Owner or Hotel Operator is a party, including, without limitation, under any lease, operating agreement, mortgage or security instrument (other than the Original Loan Documents), or if such consent is required, that the parties have obtained all such consents.

b.	No Defaults.
(i) Borrower hereby represents and warrants, to its actual knowledge, that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Original Loan Documents, and to Borrower’s actual knowledge all representations and warranties of Borrower in the Original Loan Documents and this Agreement are true and correct.
(ii) Hotel Owner and Hotel Operator each hereby represents and warrants, to its actual knowledge, that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents or this Agreement, and to Hotel Owner’s and Hotel Operator’s actual knowledge all representations and warranties in the Loan Documents and this Agreement are true and correct.
c.	Loan Documents. Hotel Owner and Hotel Operator represent and warrant to Lender that Hotel Owner and Hotel Operator have actual knowledge of all terms and conditions of the Original Loan Documents, and agree that Lender has no obligation or duty to provide any information to Hotel Owner or Hotel Operator regarding the terms and conditions of the Original Loan Documents. Hotel Owner and Hotel Operator further understand and acknowledge that, except as expressly provided in a writing executed by Lender, Lender has not waived any right of Lender or obligation of Borrower under the Original Loan Documents, or Hotel Owner or Hotel Operator under the Loan Documents, and, except as set forth in the Loan Documents, Lender has not agreed to any modification of any provision of any Original Loan Document or to any extension of the Loan.
7.	[Intentionally Omitted].

8.	Multiple Parties. If more than one person or entity has signed this Agreement as Hotel Owner, Hotel Operator or Borrower, then all references in this Agreement to Hotel Owner, Hotel Operator or Borrower shall mean each and all of the persons so signing, as applicable. The liability of all persons and entities signing shall be joint and several with all others similarly liable.

9.	Confirmation of Security Interest. Nothing contained herein shall affect or be construed to affect any lien, charge or encumbrance created by any Original Loan Document or the priority of that lien, charge or encumbrance. All assignments and transfers by Borrower to Hotel Owner and Hotel Operator are subject to any security interests held by Lender.

10.	Release and Covenant Not to Sue. Borrower hereby releases and forever discharges Lender, any trustee of the Loan, any servicer of the Loan, each of their respective predecessors in interest and successors and assigns, together with the officers, directors, partners, employees, investors, certificate holders and agents of each of the foregoing (collectively the “Lender Parties”), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities demands or causes of action of any nature, at law or in equity, known or reasonably ascertainable, which Borrower now has by reason of any cause, matter, or thing that occurred or existed prior to the date of this Agreement to the extent arising out of or relating to: (a) the Loan, including, without limitation, its funding, administration and servicing; (b) the Original Loan Documents; (c) the Property; (d) any reserve funds held by Lender or any servicers of the Loan; or (e) the sale, conveyance, assignment and transfer of the Property. Borrower covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action.

11.	Integration; Interpretation. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Documents shall not be modified except by written instrument executed by Lender, Hotel Owner and Hotel Operator. Any reference in any of the Loan Documents to the Property or the Collateral shall include all or any parts of the Property or the Collateral.

12.	Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties but subject to all prohibitions of transfers contained in any Loan Document.

13.	Attorneys’ Fees; Enforcement. If any attorney is engaged by Lender to enforce, construe or defend any provision of this Agreement, or as a consequence of any default under or breach of this Agreement, with or without the filing of any legal action or proceeding, Hotel Owner and Hotel Operator shall be jointly and severally liable, and shall pay to Lender, upon demand, the amount of all attorneys’ fees and costs reasonably incurred by Lender in connection therewith, together with interest thereon from the date of such demand at the rate of interest applicable to the principal balance of the Note as specified therein.

14.	Right of Transfer of Property. The parties acknowledge that Section 5.2.10 of the Original Loan Agreement provides that Lender shall consent to the voluntary sale or exchange of all of the Property, all subject, however, to the terms and conditions set forth therein. The parties agree that this Agreement and the actions to be taken as contemplated herein shall constitute such consent.

15.	Miscellaneous. This Agreement shall be governed and interpreted in accordance with the laws of the jurisdictions specified in the Loan Documents as governing the Loan Documents. In any action brought or arising out of this Agreement, Borrower, Hotel Owner and Hotel Operator, and members of them, hereby consent to the jurisdiction of any state or federal court having proper venue as specified in the Original Loan Documents and the Loan Documents and also consent to the service of process by any means authorized by the law of such jurisdictions. Except as expressly provided otherwise herein, all terms used herein shall have the meaning given to them in the other Loan Documents. Time is of the essence of each term of the Loan Documents, including this Agreement. If any provision of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had been a part thereof.

16.	WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER, HOTEL OWNER, HOTEL OPERATOR AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR THE ORIGINAL LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF THE RIGHT TO TRIAL BY JURY IS GIVEN, KNOWINGLY AND VOLUNTARILY BY BORROWER, HOTEL OWNER, HOTEL OPERATOR AND LENDER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BORROWER, HOTEL OWNER, HOTEL OPERATOR AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER WAIVING PARTY.

17.	Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

18.	Exculpation. Borrower’s limitation on liability as set forth in Section 9.4 of the Original Loan Agreement is hereby incorporated into this Agreement by reference as though set forth herein. Hotel Owner’s and Hotel Operator’s limitation on liability as set forth in Section 9.4 of the Loan Agreement is hereby incorporated into this Agreement by reference as though set forth herein.

IN WITNESS WHEREOF, Borrower, Hotel Owner, Hotel Operator and Lender have caused this Agreement to be duly executed as of the date first above written.
“LENDER”
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
a Delaware corporation

By:	/s/ John M. Burke
Print Name: John M. Burke
Title: Managing Director

“HOTEL OWNER”

FELCOR ST. PETE (SPE), L.L.C., a Delaware limited liability company

By: Name:	/s/ Charles N. Nye Charles N. Nye
Title:	Vice President

“HOTEL OPERATOR”

FELCOR ST. PETE LEASING (SPE), L.L.C., a Delaware limited liability company

By: Name:	/s/ Charles N. Nye Charles N. Nye
Title:	Vice President
     [Signatures continued on next page]

“BORROWER”
WSRH VSP, L.P.,
a Delaware limited partnership

By:	WSRH VSP GP, L.L.C.,
a Delaware limited liability company
Its General Partner

By:	WSRH VSP Mezz, L.P.,
a Delaware limited partnership
Its Sole Member

By:	WSRH VSP Mezz GP, L.L.C.,
a Delaware limited liability company
Its General Partner

By:	WSRH Holdings, LLC,
a Delaware limited liability company
Its Sole Member

By:	Walton Acquisition REOC Holdings IV, LLC,
a Delaware limited liability company
Member

By:	Walton Street Real Estate Fund IV, L.P.,
a Delaware limited partnership
Its Managing Member

By:	Walton Street Managers IV, L.P.,
a Delaware limited partnership
Its General Partner

By:	WSC Managers IV, Inc.,
a Delaware corporation
Its General Partner

By: Name:	/s/ Thomas Bennett Thomas Bennett
Title:	Vice President

Exhibit A
Recording Requested by
and when recorded return to:
Sidley Austin LLP
One South Dearborn Street
Chicago, Illinois 60603
Attention: Charles E. Schrank
This Memorandum of Assumption Agreement (this “Assumption Memorandum”) gives record notice of the assumption by Hotel Owner and Hotel Operator hereunder of that certain Amended and Restated Promissory Note dated April 9, 2007 in the original principal amount of Eighty-Nine Million Two Hundred Fifty Thousand and no/100 Dollars ($89,250,000.00) (“Note”) executed by WSRH VSP L.P. (“Borrower”) in favor of Column Financial, Inc. (“Column”), which amended, restated and renewed in its entirety that certain Promissory Note dated June 23, 2005, in the original principal amount of Forty-Seven Million and No/100 Dollars ($47,000,000) (“Column Note”), as subsequently assigned by Column to Wells Fargo Bank, N.A., as Trustee for the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-TFL2 (“Wells Fargo”) as thereafter assigned to Lender.
The Florida documentary stamp tax under F.S. §201 and the non-recurring intangibles tax were paid in full on the $47,000,000 Column Note at the time of recording that certain Leasehold Mortgage and Security Agreement dated June 23, 2005 recorded at O.R. Book 14420, Page 568 of the Public Records of Pinellas County, Florida (the “Column Mortgage”), and said tax was also paid in full on the sum of $42,250,000 (the difference between the $47,000,000 indebtedness under the Column Note and the $89,250,000 indebtedness under the Note) for the increased indebtedness represented by the Note, at the time of recording that certain Amended and Restated Leasehold Mortgage and Security Agreement dated April 9, 2007 recorded at O.R. Book 15735, Page 1851 of the Public Records of Pinellas County, Florida (“Security Instrument”).
On even date herewith, Hotel Owner and Hotel Operator hereunder have assumed Borrower’s obligations under the Note, the outstanding principal balance of which is $89,250,000. In connection therewith, Hotel Owner and Hotel Operator have executed an Assumption Agreement (the “Assumption Agreement”), and Florida documentary stamp taxes in the amount of $312,375 are being paid on this Assumption Memorandum memorializing the assumption of the Note and Security Instrument. Therefore, no additional documentary stamp taxes or non-recurring intangibles taxes are due in relation to the Assumption Agreement or this Assumption Memorandum as same were collectively paid in full on the assumed obligation upon the recording of the Column Mortgage, Security Instrument and Assumption Memorandum.
MEMORANDUM OF ASSUMPTION AGREEMENT
FELCOR ST. PETE (SPE), L.L.C., a Delaware limited liability company (“Hotel Owner”), with a mailing address at c/o FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062, FELCOR ST. PETE LEASING (SPE), L.L.C., a Delaware limited liability company (“Hotel Operator”), with a mailing address at c/o FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062, WSRH VSP, L.P., a Delaware limited partnership (“Borrower”), with a mailing address at c/o Walton Street Capital, L.L.C., 900 North Michigan, Suite 1900, Chicago, Illinois 60611, and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation (together with its successors and assigns “Lender”), with a mailing address at 600 Steamboat Road, Greenwich, Connecticut 06830, are parties to that certain ASSUMPTION AGREEMENT dated of even date herewith (“Assumption Agreement”). The undersigned parties agree that all obligations under that certain Amended and Restated Loan Agreement (“Loan Agreement”) and Amended and Restated Promissory Note (“Note”) dated April 9, 2007, in the original principal amount of EIGHTY-NINE MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100THS DOLLARS ($89,2505,000.00), secured by that certain Amended and Restated Leasehold Mortgage and Security Agreement (“Security Instrument”), executed by Borrower for the benefit of Lender, as mortgagee, which secures the Original Note and other obligations of Borrower and which was recorded on April 11, 2007, in O.R. book 15735, Page 1851, in Pinellas County, Florida, and all other Original Loan Documents (as defined in the Assumption Agreement), have been assumed by Hotel Owner and Hotel Operator upon the terms and conditions set forth in the Assumption Agreement. The Assumption Agreement is by this reference incorporated herein and made a part hereof. This Memorandum of Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.
Dated: December           , 2007

“LENDER”
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
a Delaware corporation

By:

Print Name:

Title:

Signed, Sealed & Delivered in the presence of:

Name:

Name:
ACKNOWLEDGMENTS

STATE OF	)
	)	s.s.:
COUNTY OF	)
          On December           , 2007, before me,                                                             , personally appeared                                              , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.
          Witness my hand and official seal.

“HOTEL OWNER”
FELCOR ST. PETE (SPE), L.L.C.,
a Delaware limited liability company

By:

Print Name:

Title:

Signed, Sealed & Delivered in the presence of:

Name:

Name:
ACKNOWLEDGMENTS

STATE OF	)
	)	s.s.:
COUNTY OF	)
          On December           , 2007, before me,                                         , personally appeared                                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.
          Witness my hand and official seal.

“HOTEL OPERATOR”
FELCOR ST. PETE LEASING (SPE), L.L.C.,
a Delaware limited liability company

By:

Print Name:

Title:

Signed, Sealed & Delivered in the presence of:

Name:

Name:
ACKNOWLEDGMENTS

STATE OF	)
	)	s.s.:
COUNTY OF	)
          On December           , 2007, before me,                                                              , personally appeared                                              , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.
          Witness my hand and official seal.

“BORROWER”
WSRH VSP, L.P.,
a Delaware limited partnership

By:	WSRH VSP GP, L.L.C.,
a Delaware limited liability company
Its General Partner

By:	WSRH VSP Mezz, L.P.,
a Delaware limited partnership
Its Sole Member

By:	WSRH VSP Mezz GP, L.L.C.,
a Delaware limited liability company Its General Partner

By:	WSRH Holdings, LLC,
a Delaware limited liability company
Its Sole Member

By:	Walton Acquisition REOC Holdings IV, LLC,
a Delaware limited liability company
Member

By:	Walton Street Real Estate Fund IV, L.P.,
a Delaware limited partnership
Its Managing Member

By:	Walton Street Managers IV, L.P.,
a Delaware limited partnership
Its General Partner

By:	WSC Managers IV, Inc.,
a Delaware corporation
Its General Partner

By:

Name:

Title:
Signed, Sealed & Delivered in the presence of:

Name:

Name:

STATE OF	)
	)	ss
COUNTY OF	)
          I, the undersigned, a Notary Public in and for said county in the state aforesaid, do hereby certify that                                         , the                                                              of WSC Managers IV, Inc., a Delaware corporation, the general partner of Walton Street Managers IV, L.P., a Delaware limited partnership, the general partner of Walton Street Real Estate Fund IV, L.P., a Delaware limited partnership, the managing member of Walton Acquisition REOC Holdings IV, LLC, a Delaware limited liability company, a member of WSRH Holdings, LLC, a Delaware limited liability company, the sole member of WSRH VSP Mezz GP, L.L.C., a Delaware limited liability company, the general partner of WSRH VSP Mezz, L.P., a Delaware limited partnership, the sole member of WSRH VSP GP, L.L.C., a Delaware limited liability company, the general partner of WSRH VSP, L.P., a Delaware limited partnership, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that s/he signed and delivered the said instrument as such                                                              as his/her own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes set forth therein.
          GIVEN under my hand and notarial seal, this            day of December, 2007.

Notary Public
My Commission Expires: